UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 1, 2007
MIDWEST BANC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29598	36-3252484
State or Other Jurisdiction of	Commission File No.	I.R.S. Employer Identification Number
Incorporation or Organization
501 W. NORTH AVENUE
MELROSE PARK, ILLINOIS 60160
(Address of principal executive offices)
(708) 865-1053
(Registrant’s Telephone Number,
Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Midwest Banc Holdings, Inc., a Delaware corporation (the “Registrant”), filed with the Securities and Exchange Commission (the “Commission”) on October 5, 2007 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, effective as of October 1, 2007, the Registrant completed the acquisition of Northwest Suburban Bancorp, Inc., pursuant to an Agreement dated as of March 22, 2007.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired.

Consolidated balance sheet of Northwest Suburban Bancorp, Inc. and its subsidiary as of September 30, 2007 and the related consolidated statements of income, changes in stockholders’ equity, and cash flows for the nine month period ended September 30, 2007.

(b)	Pro Forma Financial Information.

An unaudited pro forma combined condensed consolidated balance sheet for the Registrant and Northwest Suburban Bancorp, Inc. as of September 30, 2007 and an unaudited pro forma combined condensed consolidated income statement for the nine month period ended September 30, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.
Date: November 23, 2007	By:	/s/ Daniel R. Kadolph
Daniel R. Kadolph
Executive Vice President and Chief Financial Officer

Item 9.01. Financial Statements and Exhibits
NORTHWEST SUBURBAN BANCORP, INC.
CONSOLIDATED BALANCE SHEET (Unaudited)
As of September 30, 2007
(In thousands, except per share data)

ASSETS
Cash	$9,955
Federal funds sold and other short-term investments	100

Total cash and cash equivalents	10,055

Securities available-for-sale	57,907
Federal Reserve and Federal Home Loan Bank stock, at cost	1,503
Loans	442,257
Allowance for loan losses	(4,183)

Net loans	438,074

Cash surrender value of life insurance	12,926
Premises and equipment, net	18,222
Goodwill	1,398
Other assets	6,075

Total assets	$546,160

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Deposits
Noninterest-bearing	$63,591
Interest-bearing	401,199

Total deposits	464,790
Federal funds purchased	6,170
Securities sold under agreements to repurchase	2,022
Advances from the Federal Home Loan Bank	3,500
Junior subordinated debentures	10,310
Note payable	1,708
Other liabilities	4,207

Total liabilities	492,707

Stockholders’ Equity
Preferred stock	—
Common stock	35
Additional paid-in capital	37,167
Retained earnings	18,591
Accumulated other comprehensive loss	(316)
Treasury stock	(2,024)

Total stockholders’ equity	53,453

Total liabilities and stockholders’ equity	$546,160

Shares outstanding	3,398
Book value per share	$15.73

NORTHWEST SUBURBAN BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME (Unaudited)
For the Nine Months Ended September 30, 2007
(In thousands, except per share data)

Interest Income
Loans	$24,405
Securities
Taxable	1,547
Exempt from federal income taxes	668
Dividends from Federal Reserve and Federal Home Loan Bank stock	36
Federal funds sold and other short-term investments	36

Total interest income	26,692
Interest Expense
Deposits	12,172
Federal funds purchased	355
Securities sold under agreements to repurchase	104
Advances from the Federal Home Loan Bank	127
Junior subordinated debentures	638
Note payable	30

Total interest expense	13,426

Net interest income	13,266
Provision for loan losses	1,681

Net interest income after provision for loan losses	11,585
Noninterest Income
Customer service fees	497
Net losses on securities transactions	(352)
Insurance and brokerage commissions	36
Trust	48
Increase in cash surrender value of life insurance	416
Other	600

Total noninterest income	1,245
Noninterest Expense(1)
Salaries and employee benefits	9,543
Occupancy and equipment	1,770
Professional services	488
Marketing	97
Foreclosed properties	—
Other	3,273

Total noninterest expense	15,171

Loss before income taxes	(2,341)
Benefit for income taxes	(569)

Net Loss	$(1,772)

Basic earnings per share	$(0.57)

Diluted earnings per share	$(0.57)

Average shares outstanding
Basic	3,127
Diluted	3,128

(1)	Includes $5.1 million in merger-related expenses, primarily change-in-control and severance payments, investment banker, legal and audit fees.

NORTHWEST SUBURBAN BANCORP, INC.
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (Unaudited)
For the Nine Months Ended September 30, 2007
(In thousands, except share and per share data)

				Accumulated
		Additional		Other		Total
	Common	Paid in	Retained	Comprehensive	Treasury	Stockholders’
	Stock	Capital	Earnings	Loss	Stock	Equity
Balance, December 31, 2006	$31	$31,637	$20,363	$(480)	$(1,991)	$49,560

Issuance of common stock upon exercise of 363,000 stock options, net of tax benefit	4	5,530	—	—	—	5,534
Purchase of 43,106 shares of treasury stock	—	—	—	—	(33)	(33)
Comprehensive income
Net loss	—	—	(1,772)	—	—	(1,772)
Net decrease in fair value of securities classified as available- for-sale, net of income taxes and reclassification adjustments	—	—	—	164	—	164

Total comprehensive income						(1,608)

Balance, September 30, 2007	$35	$37,167	$18,591	$(316)	$(2,024)	$53,453

NORTHWEST SUBURBAN BANCORP, INC.
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
For the Nine Months Ended September 30, 2007
(In thousands)

Cash flows from operating activities
Net loss	$(1,772)
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	747
Provision for loan losses	1,681
Realized loss on sale of available-for-sale securities, net	352
Increase in cash surrender value of life insurance	(416)
Change in other assets	(776)
Change in other liabilities	1

Net cash provided by operating activities	(183)

Cash flows from investing activities
Change in securities available-for-sale	(14,331)
Redemption of Federal Home Loan Bank stock	(421)
Loan originations and principal collections, net	(20,607)
Additions to property and equipment	(3,074)

Net cash used in investing activities	(9,771)

Cash flows from financing activities
Net increase in deposits	13,320
Change in federal funds purchased and securities sold under agreements to repurchase	(6,519)
Repurchase of common stock	(33)
Proceeds from issuance of common under stock option plan	5,534

Net cash provided by financing activities	12,302

Increase in cash and cash equivalents	2,348

Cash and cash equivalents at beginning of period	7,707

Cash and cash equivalents at end of period	$10,055

MIDWEST BANC HOLDINGS, INC. AND NORTHWEST SUBURBAN BANCORP, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2007

			Pro Forma
				Adjustments
	Midwest Banc	Northwest	Debit	Credit	Pro Forma
	(In thousands, except per share data)
ASSETS
Cash	$46,963	$9,955	$75,000	$81,633	$50,285
Federal funds sold and other short term investments	17,241	100	—	—	17,341

Total cash and cash equivalents	64,204	10,055	75,000	81,633	67,626
Securities available-for-sale, at fair value	660,986	57,907	—	323	718,570
Securities held-to-maturity, at amortized cost	40,978	—	—	—	40,978
Federal Reserve and Federal Home Loan Bank stock, at cost	23,683	1,503	—	—	25,186
Loans held for sale	—	—	—	—	—
Loans	2,007,446	442,257	—	1,176	2,448,527
Allowance for loan losses	(24,879)	(4,183)	2,164	—	(26,898)

Net loans	1,982,567	438,074	2,164	1,176	2,421,629
Cash surrender value of life insurance	67,412	12,926	—	—	80,338
Premises and equipment, net	22,468	18,222	2,500	—	43,190
Other real estate	2,246	—	—	—	2,246
Core deposit intangible and other intangibles, net	9,586	—	8,131	—	17,717
Goodwill	79,857	1,398	79,588	1,398	159,445
Other Assets	78,578	6,075	—	1,023	83,630

Total assets	$3,032,565	$546,160	$167,383	$85,553	$3,660,555

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Deposits
Noninterest bearing	$246,153	$63,591	$—	$—	$309,744
Interest bearing	1,748,774	401,199	—	1,954	2,151,927

Total deposits	1,994,927	464,790	—	1,954	2,461,671

Federal funds purchased	12,000	6,170	—	—	18,170
Securities sold under agreements to repurchase	317,118	2,022	—	—	319,140
Advances from the Federal Home Loan Bank	319,925	3,500	—	—	323,425
Junior subordinated debentures	65,861	10,310	—	—	76,171
Note payable	2,500	1,708	—	75,000	79,208
Other liabilities	35,001	4,207	—	3,203	42,411

Total liabilities	2,747,332	492,707	—	80,157	3,320,196

Stockholders’ equity
Preferred stock	—	—	—	—	—
Common stock	255	35	35	37	292
Additional paid-in capital	203,443	37,167	37,167	55,089	258,532
Retained earnings	102,416	18,591	18,591	—	102,416
Accumulated other comprehensive loss	(10,574)	(316)	—	316	(10,574)
Treasury stock, at cost	(10,307)	(2,024)	—	2,024	(10,307)

Total stockholders’ equity	285,233	53,453	55,793	57,466	340,359

Total liabilities and stockholders’ equity	$3,032,565	$546,160	$55,793	$137,623	$3,660,555

Shares outstanding	24,406	3,398
Retired shares			(3,398)
Newly issued shares				3,680
Resulting shares outstanding					28,087

Book value per share	$11.69	$15.73			$12.12
     The accompanying notes are an integral part of the unaudited pro forma combined condensed consolidated financial information.

MIDWEST BANC HOLDINGS, INC. AND NORTHWEST SUBURBAN BANCORP, INC.
UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED INCOME STATEMENT
For the Nine Months Ended September 30, 2007

			Pro Forma
	Midwest Banc	Northwest	Adjustments	Pro Forma
	(Dollars in thousands, except per share data)
Interest and dividend income
Loans	$110,447	$24,405	$309	$135,161
Loans held for sale	89	—	—	89
Securities
Taxable	24,901	1,547	63	26,511
Exempt from federal income taxes	1,624	668	—	2,292
Trading securities	2	—	—	2
Dividend income from FRB and FHLB stock	681	36	—	717
Federal funds sold and other short-term investments	688	36	—	724

Total interest and dividend income	138,432	26,692	372	165,496

Interest expense
Deposits	55,115	12,172	(1,044)	66,243
Federal funds purchased	1,156	355	—	1,511
Securities sold under agreement to repurchase	7,859	104	—	7,963
Advances from the Federal Home Loan Bank	10,958	127	—	11,085
Junior subordinated debentures	3,950	638	—	4,588
Notes payable	18	30	4,005	4,053

Total interest expense	79,056	13,426	2,961	95,443

Net interest and dividend income	59,376	13,266	(2,589)	70,053
Provision for loan losses	3,481	1,681	—	5,162

Net interest and dividend income after provisions for loan losses	55,895	11,585	(2,589)	64,891

Noninterest income
Service charges on deposit accounts	4,744	497	—	5,241
Net gains (losses) on securities transactions	23	(352)	—	(329)
Gains on sale of loans	441	—	—	441
Insurance and brokerage commissions	1,799	36	—	1,835
Trust	1,349	48	—	1,397
Increase in cash surrender value of life insurance	2,192	416	—	2,608
Other	768	600	—	1,368

Total noninterest income	11,316	1,245	—	12,561

Noninterest expenses
Salaries and employee benefits	30,550	9,543	—	40,093
Occupancy and equipment	6,741	1,770	—	8,511
Professional services	3,591	488	—	4,079
Marketing	1,696	97	—	1,793
Other real estate owned	36	—	—	36
Other	7,356	3,273	732	11,361

Total noninterest expenses	49,970	15,171	732	65,873

Income (loss) before income taxes	17,241	(2,341)	(3,321)	11,579
Provision (benefit) for income taxes	2,886	(569)	(1,281)	1,036

Net Income (Loss)	$14,355	$(1,772)	$(2,040)	$10,543

Basic Earnings per share	$0.58	$(0.57)		$0.37
Diluted Earnings per share	$0.58	$(0.57)		$0.37

Average Shares Outstanding
Basic	24,594	3,127
Retired — Basic			(3,127)
Newly Issued — Basic			3,680
Resulting Basic				28,274
Diluted	24,821	3,128
Retired — Diluted			(3,128)
Newly Issued — Diluted			3,680
Resulting Diluted				28,501
     The accompanying notes are an integral part of the unaudited pro forma combined condensed consolidated financial information.

MIDWEST BANC AND NORTHWEST
Notes to Unaudited Pro Forma Combined Condensed Consolidated Financial Statements
Note 1 — Basis of Presentation
     The unaudited pro forma combined condensed consolidated financial information has been prepared assuming that the merger will be accounted for under the purchase method of accounting. The unaudited pro forma combined condensed consolidated statement of income for the nine months ended September 30, 2007 is presented as if the merger occurred at the beginning of the applicable period. The unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2007 is presented as if the merger occurred as of that date. This information is not intended to reflect the actual results that would have been achieved had the merger actually occurred on those dates.
     Certain historical data of Northwest have been reclassified on a pro forma basis to conform to Midwest Banc’s classifications.
Note 2 — Purchase Price and Funding of Northwest
     Under the terms of the merger agreement, subject to pro ration in accordance with the merger agreement, 45% of the Northwest shares will be exchanged for Midwest Banc common stock in the merger and 55% of the Northwest shares will be exchanged for cash in the amount of $42.75 per share in the merger. Midwest Banc will have approximately 28,087,000 shares outstanding after the merger. The common stock in the unaudited pro forma combined condensed consolidated balance sheet has been adjusted to reflect the par value amount of shares of Midwest Banc.
Note 3 — Allocation of Purchase Price of Northwest
     Under purchase accounting, Northwest’s assets and liabilities and any identifiable intangible assets are required to be adjusted to their estimated fair values. The estimated fair values have been determined by Midwest Banc based upon available information. Midwest Banc cannot be sure that such estimated values represent the fair value that would ultimately be determined as of the merger date. The following are the pro forma adjustments made to record the transaction and to adjust Northwest’s assets and liabilities to their estimated fair values at September 30, 2007.

Purchase Price of Northwest (In thousands):
Market value (September 26, 2007 average price) of Midwest Banc common stock to be issued	$55,126
Cash to be paid	81,175

Total consideration	136,301
Capitalizable costs	457

Total cost	$136,758

Net historical assets of Northwest	$53,453
Historical intangibles of Northwest	(1,398)
Loan valuation adjustment	(500)
Allowance adjustment	2,164
Deferred tax adjustments	(1,023)
Accrual adjustments	(192)

Net tangible historical assets of Northwest	52,504

Fair market value adjustments as of September 30, 2007:
Securities	$(323)
Loans	(676)
Land	2,500
Goodwill	79,588
Core deposit intangible	8,131
Deposits	(1,954)
Severance	(80)
Deferred taxes on purchase accounting adjustments	(2,932)

Total adjustments to record transaction	$136,758

MIDWEST BANC AND NORTHWEST
Notes to Unaudited Pro Forma Combined Condensed Consolidated Financial Statements — (Continued)
     All of the other asset and liability categories are either variable rate or short-term in nature and fair market value adjustments were considered to be immaterial to the financial presentation.
     The purchase price adjustments are subject to further refinement, including the determination of a core deposit intangible and its life for amortization purposes. For pro forma presentation purposes only, Midwest Banc has included an estimated core deposit intangible calculated as 5.4% of core deposits. In accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations” and No. 142, “Goodwill and Other Intangible Assets,” goodwill and intangible assets with indefinite lives are not amortized for acquisitions initiated after June 30, 2001; therefore, no goodwill amortization is presented in the pro forma financial statements. However, the core deposit intangible will be amortized over its estimated useful life and recorded as a charge to operations.
Note 4 — Merger Costs
     The table below reflects Midwest Banc’s current estimate (ignoring expenses accrued or paid for by Northwest Suburban), for purposes of pro forma presentation, of the aggregate estimated merger costs of $1.3 million (net of $554,000 taxes, computed using the combined federal and state effective tax rate of 38.6%) expected to be incurred in connection with the acquisition. While a portion of these costs may be required to be recognized over time, the current estimate of these costs, primarily comprised of anticipated cash charges, include the following (in thousands):

Employee costs (severance and retention costs)	$650
Technology platform conversion	400
Signage conversion costs	125
Other costs	250

Deductible merger costs	1,425
Tax benefits	554

Deductible merger costs, net of tax benefits	871
Investment banking and other professional fees	497

Total merger costs, net of tax benefits	$1,328

     Midwest Banc’s cost estimates are forward-looking. While the costs represent Midwest Banc’s current estimate of merger-related costs that will be incurred, the ultimate level and timing of recognition of these costs will be based on the final integration in connection with consummation of the merger. Readers are cautioned that the completion of this integration and other actions that may be taken in connection with the merger will impact these estimates. The type and amount of actual costs incurred could vary materially from these estimates if future developments differ from the underlying assumptions used by management in determining the current estimate of these costs.
Note 5 — Funding Cost
     For purposes of these pro forma financial statements, Midwest assumed the cash portion of the purchase price will be funded through the use of a borrowing similar to its revolving line of credit at a rate of one-month LIBOR plus 140 basis points. For purposes of determining the pro forma effect of the Northwest acquisition on the statement of income, an adjustment for interest expense of $4.0 million, based on $75.0 million borrowing at 7.12%, was made as if the acquisition occurred as of January 1, 2007. The remaining $6.6 million of the cash portion of the purchase price was assumed to be paid from Midwest’s existing cash.

MIDWEST BANC AND NORTHWEST
Notes to Unaudited Pro Forma Combined Condensed Consolidated Financial Statements — (Continued)
Note 6 — Pro Forma Condensed Combined Statement of Income Adjustments
     For purposes of determining the pro forma effect of the merger on the statement of income, the following pro forma adjustments have been made as if the acquisition occurred as of January 1, 2007:

For the Nine Months
Ended September 30, 2007
(in thousands)
Yield adjustment for interest income on securities	$63
Yield adjustment for interest income on loans	309
Amortization of core deposit intangible	(732)
Yield adjustment for interest expense on deposits	1,044
Interest expense on note payable	(4,005)

Total pro forma income adjustments	(3,321)
Tax on pro forma income adjustments	(1,281)

Total pro forma income adjustments, net	$(2,040)

     The following assumptions were used for purposes of determining the pro forma effect of the merger on the statement of income. In accordance with Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” goodwill will not be amortized, but will be reviewed for impairment at least annually.

	Weighted Average	Method of
	Remaining Term/	Amortization
	Useful Life	or Accretion
Securities	3.79 years	Straight Line
Loans	3.00 years	Level Yield
Core deposit intangible	10.00 years	Sum of Year Digits
Deposits	0.92 years	Level Yield